February 2013 Diamond Foods Building Sustainable Premium Brands Exhibit 99.1

Important Information
This presentation includes forward-looking statements, including statements about our future financial and operating performance and results, competitive advantages of our products, progress on brand growth strategies, impact of walnut supply, trends in promotional spend, estimated cost savings from optimizing cost structure and possible restructuring of our balance sheet. These forward-looking statements are based on our assumptions, expectations and projections about future events only as of the date of this presentation, and we make such forward-looking statements pursuant to the “safe harbor” provisions of the Private
Securities Litigation Reform Act of 1995. Many of our forward-looking statements include discussions of trends and anticipated developments under the “Risk Factors” and “Management’s Discussion and Analysis
of Financial Condition and Results of Operations” sections of the periodic reports that we file with the
SEC. We use the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “seek,” “may” and other similar expressions to identify forward-looking statements that discuss our future expectations, contain projections of our results of operations or financial condition or state other “forward-looking” information.
You also should carefully consider other cautionary statements elsewhere in this presentation and in other documents we file from time to time with the SEC. We do not undertake any obligation to update forward-
looking statements to reflect events or circumstances occurring after the date of this presentation. Actual results may differ materially from what we currently expect because of many risks and uncertainties, such as: risks relating to our leverage and its effect on our ability to respond to changes in our business, markets and industry; increase in the cost of our debt; ability to raise additional capital and possible dilutive impact of raising such capital; risks relating to litigation and regulatory proceedings; uncertainties relating to relations with growers; availability and cost of walnuts and other raw materials; increasing competition and possible loss of key customers; and general economic and capital markets conditions. Diamond Foods separately reports financial results using non-GAAP financial measures; a reconciliation of Diamond’s financial results determined in accordance with GAAP can be found in our press release.

EMERALD
DELUXE
Mixed Nuts
POP·SECRET
HOMESTYLE
DIAMOND
OF CALIFORNIA
Shelled Walnuts
KETTLE
BRAND
POTATO CHIPS
SEA SALT
great taste...naturally

2 Who we Are Building a company focused on sustainable, profitable growth Diamond is an innovative packaged food company focused on building and energizing brands

Branded Culinary and Snack Food Company

Grower-Owned Walnut Cooperative

DIAMOND OF CALIFORNIA

EMERALD

Launched Snack Brand

IPO

POP·SECRET

Acquired

Acquired

KETTLE BRAND

Building Leading Position in Culinary Nut Category

1912

2004

2005

2008

2010

3 Company History

Net Sales¹ ($M)
1000.0
900.0
800.0
700.0
600.0
500.0
400.0
300.0
200.0
100.0
0.0
$522.6
$531.5
$570.9
$682.3
$966.7
$981.4
189.5
253.5
79.6
161.1
281.8
88.6
105.8
276.2
188.9
109.7
249.0
323.6
149.8
263.2
553.7
82.8
292.8
605.8
2007
2008
2009
2010
2011
2012
Non-Retail
Culinary/ Inshell
Snack

4 Revenue Mix Has Changed Significantly Over Time 1 Numbers rounded

[1]Nielsen XAOC, excludes club, c-store, foodservice and several non-reporting retailers. 52 weeks ended January 19,2013. Emerald includes both snack nut and convenient breakfast categories; [2]Kettle Brand U.S. includes Nielsen XAOC/the Natural segment in grocery as reported by SPINS. [3]In snack nuts; [4]#2 brand in premium potato chip segment. #1 in natural potato chip segment; [5]52 weeks ended Jan 23, 2010 to Jan 19, 2013 in U.S. Food > $2MM; [6]Nielsen EPOS; [7]#3 in adult premium snacks #1 in hand cooked potato chips;

Sources: Nielsen, Nielsen EPOS; SPINS.

Our brands compete in large and growing categories, possess insulating competitive advantages and have the range to allow us to compete in complimentary segments.
Transformation into a Branded Snack Player
Brands in the Portfolio
Category Size¹ ($B) $1.1B $6.0B $0.9B $5.8B/$0.2B $3.4B

Category Growth¹ (%) 6.7% 4.9% 0.7% 6.2%/4.0% 5.4%
Brand Position #1
#3³
#2 #2/#1
2,4
#3

Market Share
24.4%¹
6.3%
1,3
22.3%¹
2.6%/58.4%²
4.4%
Brand Highlights
Branded
category leader
with 100 years
of history
Brand extended
to broader U.S.
Grocery
convenient
breakfast
category in 2011
Has gained 400
basis pts of
share in past
three years
5
Leading potato
chip brand in
natural
segment; over
3x the size of the
next largest
brand
Leading
premium potato
chip brand in
U.K. Named to
U.K.
“Superbrands”
list in 2012
2

1. Rebuild Walnut Supply

4. Optimize cost structure

Building a company focused on sustainable, profitable growth

2. Re-position Emerald brand

3. Re-invest in our brands
- -Focus on innovation
- -Equity inspired investment

6 Diamond is Focused on Four Key Initiatives

Tons* (000)
600
500
400
300
200
100
0
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
Price Per Pound
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
CA Walnut Production
China/Turkey Shipments**
USDA Reported Price
Crop Years (~October Harvest)

Diamond's Non-Retail Business Declining

Net Sales $M
200
180
160
140
120
100
80
60
40
20
0
189.5
161.1
105.8
109.7
149.8
82.8
2007
2008
2009
2010
2011
2012
Fiscal Years Ending July 31

*Inshell Equivalent (ISE) tons
**Shipments to China, Hong Kong, Vietnam, Turkey. 2012 is an estimate based on YTD shipments through Jan 2013.
Sources: USDA; California Walnut Board; Diamond Estimates

7 1. Rebuild Walnut Supply Both Price and Supply of Walnuts Have Grown Rapidly California Walnut Production , China/Turkey Demand and Reported Price

1. Competitive pricing and contract terms
2. Grower  incentives
3. Expanded grower services team
4. Grower Advisory Board
5. Continued leadership in grower services
6. Significant increase in investment in Diamond brand culinary nuts
1. Rebuild Walnut Supply
Actions we are taking

EMERALD
Smoked Almonds
Dry Roasted Peanuts
Mixed Nuts
Harmony
Yogurt Raisins
Cashews

EMERALD
Vanilla Roast Almonds
Cocoa Roast Almonds
Breakfast on the go!
Dry Roasted Almonds
NEW!
Sweet & Salty
100 Calorie Packs
Glazed Pecans
Pecan Pie

9 2. Re-Position the Emerald brand From: Top Line Focus To: Sustainable Growth Focus Focusing the portfolio on “insulated” items < 90 SKUs > 250 SKUs

3. Re-invest in our Brands 10

100%
% of Sales
59.5
60.7
62.3
63.7
64.3
65.9
Non-Promoted
Promoted
40.5
39.3
37.7
36.3
35.7
34.1
0%
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13

23
22
21
20
19
18
19.8
20.4
21.0
21.3
21.9
22.3
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
2011
2012
2013

3. Re-invest in our Brands:  Pop Secret (I)
Pop-Secret Reducing Reliance on Promotional Spend while Improving Market Share
Promoted/Non-Promoted Sales*
Market Share *
*52 Week Periods in U.S. xAOC
Source:  Nielsen

FREE STUFF
LABELS FOR EDUCATION
POP·SECRET

LABELS FOR EDUCATION
LabelsForEducation.com

POP SECRET
LABS

POP·SECRET
JUMBO POPPING CORN

NEW FLAVOR!
PREMIUM POPCORN
POP·SECRET
SEA SALT
MICROWAVE

POP·SECRET
100 Calorie Pop
POP·SECRET
HOMESTYLE

NEW!
POP·SECRET
Sweet 'n Crunchy
KETTLECORN

NEW!
POP·SECRET
Sweet 'n Crunchy
CARAMEL

Pinterest

POP·SECRET
HOMESTYLE
Make it POP

Google
bing
YAHOO!

3. Re-invest in our Brands: Pop Secret (II) Pop-Secret Investing in Consumer Support and Innovation Search Social Digital Media 12

57.7%
50.7%
53.6%
54.5%
50.2%
48.1%
May 12 2012
Sept 29 2012
Jan 19 2013
Kettle
Category

KETTLE
BRAND
POTATO CHIPS
SEA SALT

KETTLE
BAKES
SEA SALT
SOUR CREAM & ONION
CHEDDAR & ROASTED TOMATO

KETTLE
BRAND
POTATO CHIPS
SWEET & SALTY
KETTLE
BRAND
POTATO CHIPS
MAPLE BACON

Kettle focus more balanced between innovation and promotional spending
Percent of Sales Sold on Promotion*
*Premium Kettle style segment of potato chip category
Source: Nielsen U.S. >$2MM, 12 week periods
First Potato Chip with Non-
GMO Project Verification
Only Baked Potato Chip made with real sliced potatoes
New On-Trend
Flavors
3. Re-invest in our Brands:  Kettle Brand

Market Share in U.S. Food > $2MM

23.5%
30.9%
38.0%
1.8%
2.9%
2.9%
Diamond
Private Label
Competitor Brand 1
Competitor Brand 2
Competitor Brand 3
Other

food network
allrecipes.com
Online Advertising & Content
Pinterest
Social Media to Share Recipes
Holiday Cooking & Entertaining Print
Search
Google
YAHOO!
bing
Coupons
COUPONS.com
DIAMOND
Shelled Walnuts
Cooking Light
BEST RECIPES

Source: Nielsen U.S. Food, 52 weeks ended Jan 19, 2013
3. Re-invest in our Brands:  Diamond of
California
Diamond, the branded leader in Culinary Nuts supported by marketing focused on foodies, bakers and cooks who value quality

4. Optimize Cost Structure
Operations
•
Capacity rationalization
•
Productivity
•
Transportation and
Warehousing
•
Supplier Contracts
•
Formulation and
Packaging Optimization
Sourcing
SG& A
Cost savings estimated to be in the range of $20-40M

4. Optimize Cost Structure
Manufacturing Footprint
Beloit, WI
Salem, OR
Norwich, England
Stockton, CA
Van Buren, IN
Doubled
capacity in
2012
Added additional 25%
capacity in 2011
Consolidating
all  Emerald
production
Added
packaging
capacity in
2011/2012
Recently closed Fishers, IN
Emerald production facility
Production Facility
Co-Pack Facility

% of Net Sales
23.7%
21.2%
22.4%
16.6%
18.3%
$M→
$88.0
$135.6
$144.8
$216.5
$179.7
2008
2009
2010
2011
2012
Fiscal Year

11.3%
10.7%
10%
7%
8.1%
$37.2
$61.1
$68.2
$109.8
$79.4
2008
2009
2010
2011
2012
Fiscal Year

* Calculated as Earnings before Interest and Taxes, excluding costs associated with acquisitions and integration , warrant liability expense, certain SG&A costs related to Audit
Committee investigation, re-statement related expenses., consulting fees, retention  and severance, stock based compensation and depreciation and amortization.
Financial Performance
Gross Margin
Adjusted EBITDA* Margin

$ Millions
$252.1
$287.4
$258.5
$137.1
$ 157.1
$ 154.1
Snack
$90.2
$98.1
$90.7
Culinary/ Inshell
$24.8
$32.2
$13.7
Non-Retail
2011
2012
2013
Fiscal Year

% of Net Sales
22.3%
21.3%
22.7%
2011
2012
2013
Fiscal Year

% of Net Sales
11.7%
10.4%
12.0%
2011
2012
2013
Fiscal Year

Q1 Performance Over Past Three Years
Gross Margin
Revenue – Net Sales Adjusted EBITDA* Margin
* Calculated as Earnings before Interest and Taxes, excluding costs associated with acquisitions and integration , warranty liability expense, certain SG&A costs related to Audit
Committee investigation, re-statement related expenses., consulting fees, retention  and severance, stock based compensation and depreciation and amortization.

Overview of Selected Elements of the
Balance Sheet
Bank Revolving Credit
Facility
Bank Term Loan facility
Kettle Guaranteed Loan
Oaktree Senior Notes
Oaktree Warrants
•
Libor + 550 basis points, with 1.25% floor
•
Maturity: Feb 25, 2015
•
Approximately $133M outstanding on the $255M revolving
facility as of Jan 31, 2013
•
Revolving credit facility decreases to $230M in July, 2013
•
$218M balance on term loan on October 31, 2012
•
Quarterly  term  payments $909K
•
Low interest,
fixed rate loan
•
Established as
part of Beloit
plant expansion
•
$18.2M balance
as of Oct 31, 2012
•
$225M unsecured senior notes
•
12% coupon, PIK at company’s option for first two years
•
Call premium, currently 101%, goes to 112% on May 29, 2013
•
Maturity 2020
•
For ~4.4M shares with exercise price of $10 per share
•
Implied ownership of 16.4% on fully diluted basis  at close

EMERALD
DELUXE
Mixed Nuts
POP·SECRET
HOMESTYLE
KETTLE
BRAND
POTATO CHIPS
SEA SALT
great taste...naturally
DIAMOND
OF CALIFORNIA
Shelled Walnuts

Diamond Foods Building a company focused on sustainable, profitable growth 20

Non-GAAP Reconciliation
($Millions, except per share  amounts)
Q1’13 2012 2011 2010 2009 2008
GAAP Net Sales $258.5 $981.4 $966.7 $682.3 $570.9 $531.5
GAAP Cost of Sales $199.9 $801.7 $750.2 $537.5 $435.3 $443.5
GAAP Operating Expense $54.7 $230.4 $162.9 $109.6 $89.8 $64.1
Adjustment for acquisition and integration
related expenses; loss on warrant liability;
stock based compensation; asset
impairment; forbearance fees; fees for tax
projects; certain SG&A costs
1
($18.0) ($92.6) ($20.4) ($12.1) -- --
Non-GAAP Operating Expense $36.7 $137.8 $142.5 $97.5 $89.8 $64.1
Non-GAAP Income from Operations $21.9 $41.9 $74.0 $47.4 $45.8 $23.9
Stock-based compensation expense $1.2 $9.2 $7.7 $3.7 $3.9 $6.9
Depreciation and Amortization $7.9 $28.3 $28.1 $17.2 $11.4 $6.4
Adjusted EBITDA $31.0 $79.4 $109.8 $68.2 $61.1 $37.2
GAAP Interest $13.9 $34.0 $23.9 $10.2 $6.3 $1.0
GAAP Income Tax Expense (Benefit) $0.6 $1.7 $3.1 $7.5 $14.9 $8.1
Tax effect of Non-GAAP adjustments $2.4 ($4.1) $7.0 $4.8 $0.4 --
Non-GAAP Income Tax Expense (Benefit) $3.0 ($2.4) $10.1 $12.4 $15.3 $8.1
GAAP Net Income ($10.7) ($86.3) $26.6 $15.7 $23.7 $14.8
Non-GAAP Net Income $5.2 $12.7 $39.9 $24.8 $24.3 $14.8
GAAP EPS Diluted ($0.49) ($3.98) $1.17 $0.82 $1.44 $0.91
Non-GAAP EPS Diluted $0.21 $0.58 $1.76 $1.29 $1.47 $0.91
1
Related primarily to audit committee investigation, restatement related expenses, consulting fees, retention and severance